CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nikola Corporation (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2023, as filed with the Securities and Exchange Commission (the “Report”), I, Anastasiya Pasterick, Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2023	/s/ Anastasiya Pasterick
Anastasiya Pasterick
Chief Financial Officer
(Principal Financial Officer)